UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2023

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-55740	82-1873116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 1ST AVE N., STE. 100

MINNEAPOLIS MN 55401

(833) 991-0800

 (Address, including zip code, and new telephone number, including area code,

of registrant's principal executive offices)

c/o INCORPORATING SERVICES, LTD.

3500 SOUTH DUPONT HWY.

DOVER, DE 19901, USA

Tel. 800-346-4646

(Name, address, including zip code, and telephone number,

Including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	XESP	NONE

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

Form 8-K

Current Report

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 12, 2023, the Company entered into a revised Stock Option Grant and Stock Option Agreement with Greg Shockey (the “Shockey Grant and Agreement”), in accordance with the terms of the Company’s 2023 Equity Incentive Plan. The Shockey Grant and Agreement supersedes his previous Stock Option Grant and Stock Option Agreement dated April 12, 2023. Pursuant to the terms of the Shockey Grant and Agreement, the Company agreed to issue Greg Shockey options to purchase 3,840,000 shares of the Company’s common stock, with 1,140,000 of the shares vesting on October 12, 2023 and one-ninth (1/9th) of the remaining shares vesting on the first day of each fiscal quarter thereafter, subject to Greg Shockey continuing to be a service provider through each such date.

ITEM 5.02 ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 12, 2023, the Company entered into a revised Stock Option Grant and Agreement with Peter Hager, President and Chief Executive Officer (the “Hager Grant and Agreement”), in accordance with the terms of the Company’s 2023 Equity Incentive Plan. The Hager Grant and Agreement supersedes his previous Stock Option Grant and Agreement dated February 1, 2023. Pursuant to the terms of the Hager Grant and Agreement, the Company agreed to issue Peter Hager options to purchase 6,400,000 shares of the Company’s common stock, with 1,900,000 of the shares vesting on October 12, 2023 and one-ninth (1/9th) of the remaining shares vesting on the first day of each fiscal quarter thereafter, subject to Peter Hager continuing to be a service provider through each such date.

On October 12, 2023, the Company entered into a new Employment Agreement and Stock Option Grant and Agreement with Thomas Spruce, Chief Operating Officer and sole Director (the “Spruce Employment Agreement and Grant”), in accordance with the terms of the Company’s 2023 Equity Incentive Plan. The Spruce Employment Agreement and Grant supersedes his previous Employment Agreement and Stock Option Grant and Agreement, each dated February 1, 2023. Thomas Spruce’s new Employment Agreement provides a 36-month term of employment from October 12, 2023, under the same compensation terms as the previous Agreement, except that the number of Stock Options granted increased from 500,000 per year to 1,200,000 per year in line with Mr. Spruce’s responsibilities in moving the Company from start-up to being fully operational. Pursuant to the terms of the Spruce Employment Agreement and Grant, the Company agreed to issue Thomas Spruce options to purchase 4,850,000 shares of the Company’s common stock, with 1,550,000 of the shares vesting on October 12, 2023 and one-eleventh (1/11th) of the remaining shares vesting on the first day of each fiscal quarter thereafter, subject to Thomas Spruce continuing to be a service provider through each such date.

On October 12, 2023, the Company entered into a new Employment Agreement and Stock Option Grant and Agreement with Jim Kellogg, Chief Financial Officer (the “Kellogg Employment Agreement and Grant”), in accordance with the terms of the Company’s 2023 Equity Incentive Plan. The Kellogg Employment Agreement and Grant supersedes his previous Employment Agreement and Stock Option Grant and Agreement dated November 16, 2022. The new Employment Agreement provides a 36-month term of employment from October 12, 2023, under the same compensation terms as the previous Agreement, except that the number of Stock Options granted increased from 300,000 per year to 400,000 per year. Pursuant to the terms of the Kellogg Employment Agreement and Grant, the Company agreed to issue Jim Kellogg options to purchase 1,500,000 shares of the Company’s common stock, with 300,000 of the shares vesting on October 12, 2023 and one-twelfth (1/12th) of the remaining shares vesting on the first day of each fiscal quarter beginning on January 1, 2024, subject to Jim Kellogg continuing to be a service provider through each such date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Stock Option Grant and Agreement by and between Registrant and Greg Shockey dated October 12, 2023
99.2	Stock Option Grant and Agreement by and between Registrant and Peter Hager dated October 12, 2023
99.3	Employment Agreement by and between Registrant and Thomas Spruce dated October 12, 2023
99.4	Stock Option Grant and Agreement by and between Registrant and Thomas Spruce dated October 12, 2023
99.5	Employment Agreement by and between Registrant and Jim Kellogg dated October 12, 2023
99.6	Stock Option Grant and Agreement by and between Registrant and Jim Kellogg dated October 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.
Date: October 19, 2023	By:	/s/ Peter Hager
Peter Hager
Chief Executive Officer

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